Lease Revenue	12 Months Ended
Dec. 31, 2014
Lease Revenue [Abstract]
Lease Revenue

23. Lease revenue

Our current operating lease agreements expire up to and over the next 14 years. The contracted minimum future lease payments receivable from lessees for equipment on non-cancelable operating leases at December 31, 2014 are as follows:

Contracted minimum future lease receivables
2015	$4,459,834
2016	3,857,719
2017	3,157,366
2018	2,390,909
2019	1,771,627
Thereafter	5,034,180
$20,671,635

The titles to certain aircraft leased in the United States are held by a U.S. trust company as required by U.S. law. We are the beneficial owner of these aircraft and the aircraft are recorded under flight equipment held for operating lease on the consolidated balance sheets. The trust company is administered by a bank. The aircraft are segregated from the bank’s assets and will not be considered part of the bank’s bankruptcy estate in the event of a trustee bankruptcy.